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                                                                   EXHIBIT 10.43

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of August 11, 1998 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                R E C I T A L S:

         A. The parties executed that certain Amended and Restated Credit and Security Agreement dated as of May 21, 1997 (the "Original Agreement"). All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Original Agreement.

         B. The parties desire to amend the Original Agreement to reflect an increase in the maximum aggregate principal amount of the Line of Credit Note to $30,400,000 and to modify certain of the terms and provisions thereof.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 1.1. The definitions of "Line of Credit Credit Agreement" and "Line of Credit Note" in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "Line of Credit Credit Agreement" means the Line of Credit Credit and Security Agreement dated as of May 21, 1997 between the Borrower and the Lender, as amended by the First Amendment to Line of Credit Credit and Security Agreement dated as of August 11, 1998, relating to the loan evidenced by the Line of Credit Note, as such agreement may be further amended, supplemented or otherwise modified from time to time.

                  "Line of Credit Note" means the Amended and Restated Line of Credit Note from the Borrower to the Lender dated August 11, 1998 in the maximum principal amount of Thirty Million Four Hundred Thousand Dollars ($30,400,000), evidencing the obligation of the Borrower to repay the loan under the Line of Credit Credit Agreement, as modified, supplemented and amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto.

         2. Remainder of Original Agreement. Except as amended hereby, the Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.


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         3. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

         4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         5. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted to such manner as to be effective and valid under applicable law.

         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.

                           CRESCENT OPERATING, INC.



                           By:
                                    ------------------------------------------
                                    Name: Jeffrey L. Stevens
                                    Title: Chief Financial Officer


                           CRESCENT REAL ESTATE EQUITIES LIMITED
                           PARTNERSHIP

                           By: Crescent Real Estate Equities, Ltd., its general partner

                                    By:
                                             ---------------------------------
                                             Name: Bruce A. Picker
                                             Title: Vice President, Treasurer


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